Exhibit 10.10

Sales Agency Agreement

1. Contracting Parties

Supplier (hereinafter “party A”): Dalian Wande Electronics Co., Ltd.

Agent (hereinafter called “party B”): Beijing DeHaier Medical Technology Co., Ltd.

Beijing DeHaier to act as JMS’s product distributor authorized by Party A which is the General Agent in China of JMS.

2. Name of device

JMS Syringe pump & Infusion pump

Quantity: 100 sets

3. Territory

Mainland of China

4. Payment

Party A can accept the payment by T/T, check or cash before Party A delivery.

5. Validity of Agreement

This Agreement, after its being signed by the parties concerned, shall remain in force for One year from Nov. 1, 2009 to   Nov. 1, 2010.

6. Other Terms & Conditions

Should Party B fail to follow Party A’s price system on the market, Party A will send a written notice at the first time it occurs, and will require Party B to pay 5000.00 RMB penalty fine at the second time, and will terminate this agreement at the third time.

Party A’s signature:

Party B’s signature:

Date: November 1, 2009

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